UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Charter Communications, Inc.

(Name of Registrant as Specified in its Charter)

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CHARTER COMMUNICATIONS, INC. 400 ATLANTIC STREET STAMFORD, CT 06901

D38668-P50449-Z79225

You invested in CHARTER COMMUNICATIONS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 27, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 13, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote Virtually at the Meeting* April 27, 2021 10:30 AM EDT
Virtually at:
www.virtualshareholdermeeting.com/CHTR2021

*	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	For
Nominees:
1a.	W. Lance Conn
1b.	Kim C. Goodman	For
1c.	Craig A. Jacobson	For
1d.	Gregory B. Maffei	For
1e.	John D. Markley, Jr.	For
1f.	David C. Merritt	For
1g.	James E. Meyer	For
1h.	Steven A. Miron	For
1i.	Balan Nair	For
1j.	Michael A. Newhouse	For
1k.	Mauricio Ramos	For
1l.	Thomas M. Rutledge	For
1m.	Eric L. Zinterhofer	For

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021.	For
3.	Stockholder proposal regarding lobbying activities.	Against
4.	Stockholder proposal regarding Chairman of the Board and CEO roles.	Against
5.	Stockholder proposal regarding diversity and inclusion efforts.	Against
6.	Stockholder proposal regarding disclosure of greenhouse gas emissions.	Against
7.	Stockholder proposal regarding EEO-1 reports.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof in accordance with Charter’s bylaws.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D38669-P50449-Z79225